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EXHIBIT 10.9

                                FIRST AMENDMENT
                                       TO
                              REVOLVING CREDIT AND
                               GUARANTY AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT (the "AMENDMENT") is made as of the __30th___ day of November, 1998 by and among HUMPHREY HOSPITALITY LIMITED PARTNERSHIP ("HHLP"), a limited partnership organized under the laws of the Commonwealth of Virginia, HUMPHREY HOSPITALITY TRUST, INC. ("HH TRUST"), a corporation organized under the laws of the Commonwealth of Virginia, HUMPHREY HOSPITALITY REIT TRUST ("HH REIT"), a real estate investment trust organized under the laws of the State of Maryland (HHLP, HH Trust, and HH REIT, collectively, the "BORROWER"), SOLOMONS BEACON INN LIMITED PARTNERSHIP ("SOLOMONS" or "GUARANTOR"), a limited partnership organized under the laws of the State of Maryland, each Borrower and Guarantor having its principal place of business at 12301 Old Columbia Pike, Silver Spring, Maryland 20904 and BANKBOSTON, N.A. (the "INITIAL LENDER"), a national banking association, having its principal executive offices at 100 Federal Street, Boston, Massachusetts 02110, SOVEREIGN BANK (the "NEW LENDER"), a federal savings bank, having an office at 50 Rowes Wharf, Suite 430, Boston, Massachusetts 02110, and the other lending institutions that will become parties to the Credit Agreement (as defined below), and BANKBOSTON, N.A., as agent for itself and such other lending institutions.

                             PRELIMINARY STATEMENTS

     A. The Borrower, the Guarantor and the Initial Lender entered into a certain Revolving Credit and Guaranty Agreement dated as of August 18, 1998 (the "ORIGINAL CREDIT AGREEMENT"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Original Credit Agreement.

     B. Pursuant to the terms of the Original Credit Agreement, the Initial Lender agreed to provide the Borrower with a revolving credit facility and letters of credit in an aggregate amount of up to $35,000,000.00. The parties hereto desire to amend the Original Credit Agreement in order to, among other things, (i) acknowledge the assignment of a portion of the Initial Lender's Commitment to the New Lender pursuant to an Assignment and Acceptance dated of even date herewith and (ii) specify the new Commitments of the Lenders and to adjust the respective Commitment Percentages.

     NOW, THEREFORE, in consideration of the foregoing Preliminary Statements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


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                                   AGREEMENTS

     1.   LETTERS OF CREDIT.

          (a) Section 4.6(c). Notwithstanding anything in Section 4.6(c) of the Original Credit Agreement to the contrary, the Agent shall not instruct the Lenders to make Base Rate Loans under Section 4.6(c) unless (i) an Event of Default has occurred and the Agent has declared all amounts owing with respect to the Credit Agreement, the Notes and the other Loan Documents immediately due and payable or (ii) a drawing has occurred under one or more Letters of Credit. If there is a drawing under a Letter of Credit prior to acceleration, the Agent shall not instruct the Lenders to make such Base Rate Loans in an aggregate amount greater than the Letter of Credit drawing. Upon acceleration, the Agent may instruct the Lenders to make such Base Rate Loans in the entire aggregate amount of the Borrower's reimbursements obligations for the Letters of Credit regardless of whether one or more Letters of Credit remains undrawn.

          (b) Section 4.7(a). After the first sentence of Section 4.7(a), the remainder of Section 4.7(a) is deleted in its entirety.

     2. CONSENTS, AMENDMENTS, WAIVERS, ETC. Section 29, Consents, Amendments, Waivers, Etc., of the Original Credit Agreement is deleted in its entirety and the following is substituted in its place.

          29.  CONSENTS, AMENDMENTS, WAIVERS, ETC.

          (a) Any consent or approval required or permitted by this Agreement to be given by all of the Lenders may be given with the written consent of the Majority Lenders except as provided in this Section 29. The performance or observance by the Borrower or any of its Subsidiaries of any terms of this Agreement, the other Loan Documents or such other instrument, or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Lenders. Any term of this Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended with, but only with, the written consent of the Borrower and the written consent of the Majority Lenders.

          (b)  Notwithstanding the foregoing,

               (i) the rate of interest on and the term of the Notes, the amount of the Commitments of the Lenders, and the amount of commitment fee hereunder may not be changed without the written consent of the Borrower and the written consent of each Lender affected thereby;

               (ii) the definition of Majority Lenders may not be amended without the written consent of all of the Lenders;


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               (iii)     any action that has the effect of (A) extending the
     date of any amortization payment of any Loan or Note, (B) extending the time of payment of interest or fees thereon, or (C) otherwise postponing or forgiving any indebtedness thereunder may not be taken without the written consent of all of the Lenders;

               (iv) any material portion of the Collateral other than in accordance with the express provisions of the Loan Documents may not be released or discharged without the written consent of all of the Lenders;

               (v) any provision of this Section 29 may not be amended, modified or waived without the written consent of all of the Lenders;

               (vi) any of the financial covenants set forth in Section 11 may not be amended without the written consent of all of the Lenders;

               (vii) any guaranty of the Obligations or indemnifications provided in the Loan Documents may not be released or waived without the written consent of all of the Lenders;

               (viii) in the definition of Adjusted Appraised Value the phrase "all of the Lenders" shall not be deemed to mean Majority Lenders; and

               (ix) the amount of the Agent's fee payable for the Agent's account and Section 13 may not be amended without the written consent of the Agent.

          (c)  The Borrower hereby agrees that any of items (b)(ii) through
     (ix) may be amended at any time by the Lenders without the consent or approval of, or notice to, the Borrower.

          (d) No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

          (e) The Lenders agree to consult in good faith and endeavor to reach agreement on any matter requiring the consent of the Majority Lenders.

     3. Except as expressly modified hereby, the Original Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" shall be deemed to refer to the Original Credit Agreement as amended by this Amendment.


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     4.   This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the Commonwealth of Massachusetts, but giving effect to federal laws applicable to national banks.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

WITNESS/ATTEST:                     HUMPHREY HOSPITALITY LIMITED
                                    PARTNERSHIP,

                                    By: Humphrey Hospitality REIT Trust,
                                        general partner


/s/Bethany H. Hooper                      By:/s/ James I. Humphrey, Jr.      (SEAL)
------------------------------               --------------------------------
                                          Name:  James I. Humphrey, Jr.
                                          Title:  President


                                    HUMPHREY HOSPITALITY TRUST, INC.


/s/Bethany H. Hooper                  By:/s/ James I. Humphrey, Jr.      (SEAL)
------------------------------           --------------------------------
                                      Name:  James I. Humphrey, Jr.
                                      Title:  President


                                    HUMPHREY HOSPITALITY REIT TRUST


/s/Bethany H. Hooper                  By:/s/ James I. Humphrey, Jr.      (SEAL)
------------------------------           --------------------------------
                                      Name:  James I. Humphrey, Jr.
                                      Title:  President


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
                                    SOLOMONS BEACON INN LIMITED
                                    PARTNERSHIP


                                    By: Humphrey Hospitality Limited Partnership,
                                        general partner

                                        By: Humphrey Hospitality REIT Trust,
                                            general partner


/s/Bethany H Hooper                     By:/s/ James I. Humphrey, Jr.  (SEAL)
------------------------------             ----------------------------
                                        Name:  James I. Humphrey, Jr.
                                        Title:  President


                                    BANKBOSTON, N.A., as Agent


                                    By:/s/ Kimberly A. Dail            (SEAL)
------------------------------         --------------------------------
                                       Name:  Kimberly A. Dail
                                       Title:  Director


                                    BANKBOSTON, N.A., as Initial Lender


                                    By:/s/ Kimberly A. Dail            (SEAL)
------------------------------         --------------------------------
                                       Name:  Kimberly A. Dail
                                       Title:  Director


                                    Commitment:  $25,000,000.00
                                    Commitment Percentage: 71.4285714286%


                                    SOVEREIGN BANK, as New Lender


                                    By: :/s/ Thomas W. Nadeau          (SEAL)
------------------------------          -------------------------------
                                        Name:  Thomas Nadeau
                                        Title:  Senior VP


                                    Commitment:  $10,000,000.00
                                    Commitment Percentage:  28.5714285714%


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